Prospectus Supplement	February 2, 2018

Putnam Absolute Return 100 Fund
Prospectuses dated February 28, 2017

The information in the Summary Prospectus Supplement and Prospectus Supplement dated January 31, 2018 is further supplemented to provide that on or about June 1, 2018 the portfolio managers for the fund will be Emily Shanks, Albert Chan, D. William Kohli and Brett Kozlowski.

Shareholders should retain this Supplement for future reference.

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